HIOSCAR.COMMay 10, 2022 Oscar Health, Inc. First Quarter 2022 Earnings Presentation

HIOSCAR.COM 2 Safe Harbor Statement and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These statements include, but are not limited to, statements about our financial outlook and estimates, including direct and assumed policy premiums, medical loss ratio, InsuranceCo administrative expense ratio, adjusted administrative expense ratio, adjusted EBITDA, and other financial performance, and the related underlying assumptions, our business and financial prospects, general and healthcare industry market conditions and trends, and our management’s plans and objectives for future operations, expectations and business strategy. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these terms or other similar expressions. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict and generally beyond our control. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, there are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on global markets, economic conditions, the healthcare industry and our results of operations, and the response by governments and other third parties; our ability to retain and expand our member base; our ability to execute our growth strategy; our ability to maintain or enter into new partnerships or collaborations with healthcare industry participants; negative publicity, unfavorable shifts in perception of our digital platform or other member service channels; our ability to achieve and/or maintain profitability in the future; changes in federal or state laws or regulations, including changes with respect to the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, as amended (collectively, the “ACA”) and any regulations enacted thereunder; our ability to accurately estimate our incurred claims expenses or effectively manage our claims costs or related administrative costs, including as a result of fluctuations in medical utilization rates due to the impact of COVID-19; our ability to comply with ongoing regulatory requirements and applicable performance standards, including as a result of our participation in government-sponsored programs, such as Medicare; changes or developments in the health insurance markets in the United States, including passage and implementation of a law to create a single-payer or government-run health insurance program; our ability to comply with applicable privacy, security, and data laws, regulations, and standards; our ability to maintain key in-network providers and good relations with the physicians, hospitals, and other providers within and outside our provider networks, or to arrange for the delivery of quality care; unfavorable or otherwise costly outcomes of lawsuits and claims that arise from the extensive laws and regulations to which we are subject; unanticipated results of risk adjustment programs; delays in our receipt of premiums; disruptions or challenges to our relationship with the Oscar Medical Group; cyber-security breaches of our and our partners’ information and technology systems; unanticipated changes in population morbidity and large-scale changes in health care utilization; and the other factors set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission (“SEC”), our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, to be filed with the SEC, and our other filings with the SEC. You are cautioned not to place undue reliance on any forward-looking statements made in this presentation. Any forward-looking statement speaks only as of the date as of which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. This presentation presents Adjusted EBITDA, a non-GAAP financial metric, which is provided as a complement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of such non-GAAP financial information to the most directly comparable GAAP financial measure is provided at the end of this presentation.

HIOSCAR.COM 3 ● Total quarter end membership increased 98% YoY to ~1.07M in 1Q22 from ~542k in 1Q21 ● Membership growth was primarily driven by growth in the Individual book of business during the Open Enrollment Period, higher retention, and growth in C+O small group Total Membership +98% Robust Membership Growth Driven by Strong Open Enrollment and Retention

HIOSCAR.COM 4 44% Premium Growth Outpaced Membership Growth ● Direct and Assumed Policy Premiums increased 104% YoY to ~$1.7B, driven by membership growth and business mix shift to higher premium Silver plans Direct and Assumed Policy Premiums (millions) +104%

HIOSCAR.COM 5 1Q22 Premiums Earned Up ~2.5x, Driven by Strong Membership Growth 1Q22 Premiums Walk (millions)Premiums Earned (millions) ($360M) Quota Share as % of Premiums before Ceded: 43% 29% * * The overall 1Q22 quota share coverage rate is 46%, but only 29% of premiums presented as ceded due to new reinsurance contracts accounted for under deposit accounting. +159%

MLR HIOSCAR.COM 6 1Q22 MLR Higher YoY Largely due to Mix Shift to Silver Plans ● 1Q22 MLR of 77.4% increased YoY primarily due to a mix shift towards Silver plans and change in prior period development, which was partially offset by a favorable net COVID impact ● Net COVID costs were in-line with expectations in 1Q22

InsuranceCo Admin Expense Ratio HIOSCAR.COM 7 1Q22 InsuranceCo Admin Expense Ratio Flat YoY ● 1Q22 InsuranceCo Administrative Expense was flat YoY as higher distribution costs were offset by better operating leverage and scale efficiencies

Combined Ratio HIOSCAR.COM 8 1Q22 Combined Ratio Driven Higher by MLR ● 1Q22 InsuranceCo Combined Ratio of 97.2% was higher YoY driven by the MLR increase ● The same effects that drove the MLR higher YoY, including mix shift towards Silver plans, drove the Combined Ratio higher, as well

Adj. Admin Expense Ratio HIOSCAR.COM 9 Operating Leverage and Scale Efficiencies Improve Adjusted Administrative Expense Ratio ● 1Q22 Adj. Administrative Expense Ratio of 23.8% improved ~220bps YoY, largely driven by operating leverage and greater scale efficiencies

Adjusted EBITDA Loss HIOSCAR.COM 10 1Q22 Adj. EBITDA Loss Increased Modestly YoY (1) Adjusted EBITDA is a non-GAAP financial measure. See “Appendix” for a reconciliation to net loss. Net loss was ($77.3M) for 1Q22 vs. ($88.9M) for 1Q21. ● 1Q22 Adjusted EBITDA (1) loss of ($37M) modestly increased $9M YoY ● While Adjusted EBITDA loss increased YoY, Adjusted EBITDA as a percentage of premiums before ceded reinsurance improved YoY

11 Reaffirm Full-Year 2022 Outlook Low Direct & Assumed Policy Premiums $6,100M Medical Loss Ratio 84.0% InsuranceCo Admin Ratio 19.5% Combined Ratio 104% High $6,400M 86.0% 20.5% 106% Adjusted Administrative Expense Ratio 24% 26% (1) Oscar has not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net loss within this presentation because Oscar is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to, stock-based compensation expense. These items, which could materially affect the computation of forecasted GAAP net loss, are inherently uncertain and depend on various factors, some of which are outside of Oscar’s control. As such, any associated estimate and its impact on GAAP net loss could vary materially. For more information regarding Adjusted EBITDA, please see “Key Operating and Non-GAAP Metrics” in our press release announcing our results for the three months ended March 31, 2022. Adjusted EBITDA (1) ($480M) ($380M) HIOSCAR.COM

HIOSCAR.COM 12 Appendix: Adjusted EBITDA GAAP Reconciliation March 31, 2022* March 31, 2021* Net loss $ (77,320) $ (88,881) Interest expense 4,221 3,697 Other expenses 3,053 - Income tax expense 1,517 965 Depreciation and amortization 3,799 3,403 Stock-based compensation/warrant expense 27,690 31,972 Other non-recurring items - 21,076 Adjusted EBITDA $ (37,040) $ (27,768) Three Months Ended *(in thousands)